Exhibit 10.7

SECOND AMENDMENT TO Promissory note

THIS SECOND Amendment (THE “SECOND AMENDMENT”) DATED July 20, 2017, shall amend the Promissory note (THE “NOTE”) dated AS OF FEBRUARY 2, 2015 and amended on july 27, 2015 (“the first amendment”) AMONG NON-INVASIVE MONITORING SYSTEMS, INC. (THE “MAKER”) AND JANE HSIAO (THE “PAYEE”) AS NOTED BELOW. THE NOTE, THE FIRST AMENDMENT, AND THE SECOND AMENDMENT SHALL BE REFERRED TO AS THE AMENDED NOTE.

RECITALS

WHEREAS, Maker and Payee (collectively, the “Parties”) are parties to the Note which became effective on February 2, 2015; and

WHEREAS, on July 27, 2015, the Parties amended the Note to extend the Maturity Date from July 31, 2015 until July 31, 2017; and

WHEREAS, the Parties desire to amend the Note to extend the Maturity Date from July 31, 2017 until July 31, 2018.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Note and this Second Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AMENDMENT

1. Section 1 of the Note is hereby amended and restated in its entirety as follows:

The principal amount of the loan evidenced hereby, together with any accrued and unpaid interest, and any and all unpaid costs, fees and expenses accrued, shall be due and payable on July 31, 2018 (the “Maturity Date”).

2. Governing Law. This Second Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3. Amendments. Except as expressly amended hereby, the Note shall remain unmodified and in full force and effect.

4. Entire Agreement. This Second Amendment and the Note constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5. Interpretation. Any capitalized terms used in this Second Amendment but not otherwise defined shall have the meaning provided in the Note.

6. Counterparts. This Second Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, Borrower has duly executed this Second Amendment to the Note and Security Note as of the 20th day of July, 2017.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:	/s/ James J. Martin
Name:	James J. Martin
Title:	Chief Financial Officer

Agreed and Accepted:

By:	/s/ Jane Hsiao
Name:	JANE HSIAO, Ph.D.